UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 5, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                       1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation                                             Identification No.)
or organization)


   200 Vesey Street, World Financial Center
   New York, New York                                            10285
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   (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

On August 5, 2009, American Express Company (the "Company") held its semi-annual Financial Community Meeting at which Daniel T. Henry, Executive Vice President and Chief Financial Officer of the Company, provided the following information regarding the Company's expectations with respect to its U.S. Card Services ("USCS") lending net-write off rate:


      O The managed(1) net write-off rate of 10%(2) for the second quarter of 2009 was 50 to 100 basis points better than the Company's previous estimate.

      O This second quarter performance was largely a function of better than expected bankruptcy trends in the quarter, which impacted the Company's early write-offs.

      O Going forward, assuming that delinquencies continue at current levels, and bankruptcies increase somewhat, the Company believes that the managed net write-off rates for the third and fourth quarters of 2009 will likely fall below 10%.(3)

      O The Company expects the actual net write-off rate for July 2009 to be approximately 9.2% on a managed basis and approximately 9.9% on an owned basis. The difference between the managed and the owned net write-off rates for July reflects the mix of loans in the respective portfolios, including the larger proportion of small business loans in the owned portfolio, as well as the mechanics of the calculation for the owned net write-off rate, which is impacted by the issuances and maturities relating to the securitization trust within a particular period. The Company believes that its managed basis presentation provides the Company's investors with a more comprehensive portrayal of the key dynamics of the Company's U.S. cardmember lending business over time.

      O Whether the managed net write-off rates for the 2009 third and fourth quarters as a whole are higher or lower than 9.2%, and to what degree, will be dependent upon factors such as the economy,and the combination of 30-day past due roll rates and bankruptcy filing trends.

      O The Company expects that a significant portion of any provision benefits that may result from lower than expected write-offs versus the Company's prior estimates will likely be used to selectively increase spending on marketing and promotion or other business initiatives.

---------------------------------

(1) The "managed basis" presentation includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and the "managed basis" information is attributable to the effects of securitized activities.

(2) The USCS net write-off rate on an owned basis was 10.3% for the quarter ended June 30, 2009. For more information regarding owned and managed net write-off rates please refer to the U.S. Card Services Selected Financial Information in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, which is on file with the SEC.

(3) The Company is not presenting estimates of owned net write-of rates comparable to the managed data above because the owned write-off rates are not determinable at this time. See "Forward-Looking Statements" for certain risk factors relating to the estimated net write-off rates above.


FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. Forward-looking statements contain words such as "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to manage credit risk related to consumer and small business loans and other credit trends, which will depend in part on the economic environment, including, among other things, the housing market, the rates of bankruptcies and unemployment, which can affect spending on card products and debt payments by individuals and small business customers, and on the effectiveness of the Company's credit models; the impact of the Company's efforts to deal with delinquent cardmembers in the current challenging economic environment, which may affect payment patterns of cardmembers, the actual level of cardmember delinquencies in the future and the perception of the Company's services, products and brands; the Company's near-term write-off rates, including those for the third and fourth quarters of 2009, which will depend in part on changes in the level of the Company's loan balances, delinquency rates of cardmembers and bankruptcy filings and unemployment rates; and the actual amount to be spent by the Company on marketing, promotion, rewards and cardmember services based on management's assessment of competitive opportunities and other factors affecting its judgment, and during the remainder of 2009, the extent of provision benefit, if any, from lower than expected write offs. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and its other reports filed with the SEC.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            American Express Company
                                            (Registrant)

                                            By:    /s/ Carol V. Schwartz
                                                ----------------------------
                                            Name:  Carol V. Schwartz
                                            Title: Secretary

Date:  August 5, 2009


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